UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21652
 Fiduciary/Claymore Energy Infrastructure Fund
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
  (Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end: November 30
Date of reporting period: December 1, 2017 - November 30, 2018

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/FMO
...YOUR PATH TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/fmo, you will find:
•	Daily, weekly and monthly data on share prices, distributions, dividends and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Advisory Research, Inc. and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund's website in an ongoing effort to provide you with the most current information about how your Fund's assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	November 30, 2018

DEAR SHAREHOLDER
We thank you for your investment in the Fiduciary/Claymore Energy Infrastructure Fund (the "Fund"). This report covers the Fund's performance for the annual fiscal period ended November 30, 2018.
The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value of the Fund's common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. Under normal market conditions, the Fund invests at least 80% of its managed assets in energy infrastructure master limited partnerships ("MLPs") and other energy infrastructure companies. During the period, the Fund's Board of Trustees approved modifications to certain non-fundamental investment policies and the name of the Fund, which became effective on November 9, 2018. See the portfolio manager Q & A for more information.
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. For the twelve-month period ended November 30, 2018, the Fund provided a total return based on market price of -0.69% and a total return based on NAV of 2.13%. The closing price of the Fund's shares as of November 30, 2018 was $9.81, representing a 7.28% discount to the NAV of $10.58.
Past performance is not a guarantee of future results. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense/(benefit). The market price of the Fund's shares fluctuates from time to time, and may be higher or lower than the Fund's NAV.
The Fund paid quarterly distributions per common share of $0.4308 in February 2018 and $0.3231 in May 2018, August 2018 and November 2018. The latest distribution represents an annualized distribution rate of 13.17% based on the Fund's closing market price of $9.81 on November 30, 2018. Please see Note 2(c) on page 25 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC ("GFIA") serves as the investment adviser to the Fund. GFIA is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm.
Advisory Research, Inc. ("ARI") is the Sub-Adviser of the Fund ("Sub-Adviser") and a wholly-owned subsidiary of Piper Jaffray Companies.
Under the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 41 of this report. When shares trade at a discount to NAV, the Plan takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 3

(Unaudited) continued	November 30, 2018

market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the Plan reinvests participants' dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5 of this report. You'll find information on ARI's investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund's performance.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at guggenheiminvestments.com/fmo.
Sincerely,
Guggenheim Funds Investment Advisors, LLC
December 31, 2018

4 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2018

The Fiduciary/Claymore Energy Infrastructure Fund (the "Fund") is managed by Advisory Research, Inc. ("ARI"), a wholly owned subsidiary of Piper Jaffray Companies. In the following interview, Portfolio Managers James J. Cunnane, Jr., CFA, and Quinn T. Kiley discuss the Fund's performance for the annual fiscal period ended November 30, 2018.
Describe the modifications to certain non-fundamental investment policies and the name change for the Fund that occurred during the period.
The Fund will continue to pursue its primary investment objective to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders.
Previously, under normal market conditions, the Fund invested at least 80% of its Managed Assets (as defined in the Prospectus) in master limited partnerships ("MLPs") and MLP affiliates ("MLP Entities") and at least 65% of its Managed Assets in equity securities of MLP Entities.
Effective November 9, 2018, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in energy infrastructure MLPs and other energy infrastructure companies. The Fund considers an "energy infrastructure" MLP or company to be an MLP or company (i) engaged in the development, construction, distribution, management, ownership, operation and/or financing of energy infrastructure assets, including, but not limited to, assets used in exploration, development, production, generation, transportation (including marine), transmission, terminal operation, storage, gathering, processing, refining, distribution, mining, or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity or power generation, or that provides energy-related equipment or services, and that has at least 50% of its assets, income, sales or profits committed to or derived from energy infrastructure related assets or activities or (ii) that have been given a third-party industry or sector classification consistent with the energy infrastructure designation. The Fund will invest at least 65% of its Managed Assets in equity securities of energy infrastructure MLPs and other energy infrastructure companies. A substantial portion of the energy infrastructure MLPs and other energy infrastructure companies in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy.
As before, the Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities, including up to 20% of its managed assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its managed assets in debt securities, including securities rated below investment grade. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in the energy, natural resources and real estate sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund's portfolio.
The Fund is authorized to implement hedging strategies. ARI, on behalf of the Fund, may determine from time to time whether and when to implement hedging strategies. In particular, ARI may seek to protect the Fund against significant drops in market prices of MLPs when valuation models indicate that the MLP asset class may be overvalued, after considering the cost of hedging. In such circumstances, the Fund

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2018

may implement hedging techniques such as purchasing put options on a portion of its portfolio. This strategy may enable the Fund to participate in potential price appreciation while providing some protection against falling prices, although it will also cause the Fund to incur the expense of acquiring the put options. There were no hedging strategies in place as of November 30, 2018.
In connection with the modifications to its non-fundamental investment policies, the Fund changed its name to "Fiduciary/Claymore Energy Infrastructure Fund". The Fund's ticker symbol and CUSIP did not change.
What impact are these changes expected to have on the Fund?
As a result of the investment policy changes, the Fund will no longer be required to invest a specific percentage of its managed assets in MLPs and may invest without limitation in other energy infrastructure companies.
The Fund is treated as a regular corporation for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. Unlike MLPs, which are generally treated as partnerships for U.S. federal income tax purposes, non-MLP energy infrastructure companies in which the Fund invests are generally taxed as corporations. Such companies thus pay corporate-level taxes on their net taxable income and may not offer certain other advantageous tax characteristics that MLP investments provide.
For example, a significant portion of the distributions received by the Fund from the MLPs in which it invests have historically consisted of return of capital for U.S. federal income tax purposes. To the extent that the Fund increases its investments in non-MLP energy infrastructure companies, a greater portion of the distributions the Fund receives may consist of taxable income. This may result in the Fund having a larger corporate income tax expense and, as a result, less cash available to distribute to Common Shareholders.
In addition, as a result of the character of the distributions received by the Fund from the MLPs in which it invests, historically a significant portion of the distributions made by the Fund to the holders of its common shares have consisted of return of capital for U.S. federal income tax purposes. To the extent that the Fund increases its investments in non-MLP energy infrastructure companies, a lesser percentage of future distributions by the Fund to holders of its common shares may be treated as a return of capital for U.S. federal income tax purposes and a greater percentage of future distributions may be treated as ordinary income.
Investments in non-MLP energy infrastructure companies are subject to equity securities risk, which is the risk that the value of equity securities will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of such securities participate, changes in interest rates, and the particular circumstances and performance of particular issuers of such securities. Non-MLP energy infrastructure companies are also subject to energy-sector risks and industry-specific risks.

6 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2018

Discuss changes to the Fund's use of leverage during the period.
At period end, the Fund was using leverage through reverse repurchase agreements and through a line of credit with BNP Paribas. As of November 30, 2018, the Fund had $110 million outstanding in connection with the reverse repurchase agreement and $118 million outstanding in connection with the line of credit. The Fund pays interest on the amount borrowed on the line of credit at a rate of 3-month LIBOR plus 95 basis points (3.69%, as of November 30, 2018). The Fund pays interest on the outstanding reverse repurchase agreement at a rate of 1-month LIBOR plus 115 basis points (3.50% as of November 30, 2018). As of November 30, 2018, the Fund's leverage was 37.8% of managed assets.
The purpose of leverage is to fund the purchase of additional securities that provide increased distributions and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Of course, leverage results in greater NAV volatility and may entail more downside risk than an unlevered portfolio.
Reverse repurchase agreements involve the risks that the total return earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund.
How would you describe the MLP market over the twelve-month period ended November 30, 2018?
The fundamental outlook for MLPs and energy infrastructure companies is as strong as we have seen in years. Reflecting the strong fundamentals, earnings for many MLPs are at or near all-time highs. Investment returns during the period were positive for the MLP market albeit with significant volatility. Many MLPs reorganized and consolidated their structures during the period. We expect that the recent reorganizations will result in a stable income stream looking forward. However, the immediate impact in many cases was a reduction in the current distribution and a taxable event. This led to investment returns that were not nearly as strong as MLP fundamentals.
How did the Fund perform in this market environment?
All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the twelve-month period ended November 30, 2018, the Fund provided a total return based on market price of -0.69% and a total return based on NAV of 2.13%. The closing price of the Fund's shares as of November 30, 2018, was $9.81, representing a 7.28% discount to the NAV of $10.58. The closing price of the Fund's shares as of November 30, 2017, was $11.12, representing a discount of 4.39% to the NAV of $11.63.
Past performance is not a guarantee of future results. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense/(benefit). The market price of the Fund's shares fluctuates from time to time, and may be higher or lower than the Fund's NAV.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2018

It is important to remember that the Fund is a taxable entity—meaning it recognizes either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. This accounting treatment of the tax impact of gains and losses in the portfolio is intended to ensure that the Fund's NAV reflects the net after-tax value of the Fund's portfolio. As of November 30, 2018, the Fund's NAV included a net deferred tax liability of $44.1 million, or $1.24 per share.
What was the impact of the new tax legislation to the Fund?
The Tax Cuts and Jobs Act ("The Act") was signed into law on December 22, 2017. The Act provides for major changes across industries. Those most relevant to the Fund include the reduction of the statutory U.S. federal income tax rate applicable to corporations from 35% to 21%, and the ability for companies to expense 100% of their annual capital investments for the next five years.
Because of the Fund's concentration in MLP investments, the Fund is not eligible to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Instead, the Fund is treated as a regular corporation for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income.
The Fund accrues a deferred income tax liability, at an assumed federal, state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital. Any deferred tax liability will reduce the Fund's net asset value. The Fund's deferred tax liability is estimated using the effective tax rates in years in which income is expected to be realized for tax purposes.
The reduced tax rate resulted in a reduction of the net deferred tax liability and conversely an increase to the NAV. This impact was reflected in the Fund's NAV once The Act was signed into law. The current tax liability was calculated using a reduced blended rate for the fiscal year ended November 30, 2018 and subject to the 21% rate thereafter.
Furthermore, the new legislation allows companies to expense 100% of their annual capital investments for the next five years. This could potentially have a meaningful impact to the MLPs in which the Fund invests.
Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes. No assurance can be given that such taxes will not exceed the Fund's deferred tax assumptions for purposes of computing the Fund's NAV, which would result in an immediate reduction of the Fund's NAV. For purposes of estimating the Fund's deferred tax liability for financial statement reporting and determining its net asset value, the Fund is required to rely, to some extent, on information provided by the MLPs in which it invests. Such information may not be received in a timely manner, with the result that the Fund's estimates regarding its deferred tax liability could vary dramatically from the Fund's actual tax liability and, as a result, the determination of the Fund's actual tax liability may have a material impact on the Fund's NAV.

8 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2018

From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset as new information becomes available. Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund's NAV, which could be material.
The long-term impact of The Act on the Fund, issuers in which the Fund may invest and the economy and securities markets of the United States is not yet certain.
Please tell us about the Fund's distributions.
The Fund paid quarterly distributions per common share of $0.4308 in February 2018 and $0.3231 in May 2018, August 2018 and November 2018. The latest distribution represents an annualized distribution rate of 13.17% based on the Fund's closing market price of $9.81 on November 30, 2018. Please see Note 2(c) on page 25 for more information on distributions for the period.
As of November 30, 2018, the Fund had distributed $20.52061 per common share to its shareholders since the Fund's inception in 2004. Approximately $12.72550 per common share or 62% of these distributions were considered non-dividend distributions, also known as return of capital, and $7.79511 per common share or 38% of these distributions were considered ordinary dividends for U.S. federal income tax purposes. For the year ended November 30, 2018, approximately 74% of the distributions were characterized as return of capital and approximately 26% were characterized as ordinary dividends. The final determination of the tax character of the distributions paid by the Fund in 2018 will be reported to shareholders in January 2019.
The Fund, ARI and Guggenheim Funds Investment Advisors, LLC do not provide tax advice. Investors should consult their tax advisor for further information.
How was the Fund's portfolio positioned during the twelve-month period ended November 30, 2018, and what has that meant for performance?
The Fund was fully invested, levered, and unhedged in the twelve-month reporting period.
The Fund's portfolio performance, prior to the impact of leverage and taxes, underperformed the Alerian MLP Index for the twelve months ended November 30, 2018. The Fund continues to be invested primarily in midstream energy infrastructure, which includes various subsectors such as those related to moving crude oil and natural gas from the wellhead to the refineries and processors and then to market. A driver of the underperformance was a policy shift by the Federal Energy Regulatory Commission ("FERC") favoring pipelines owned by corporations instead of MLPs. This shift directly led to several of the Fund's high-quality pipeline holdings losing value throughout the year. Our biggest sector overweight as of November 30, 2018 was to the gathering & processing sector. This sector exhibits more correlation to commodity prices than many other MLP sectors. West Texas Intermediate crude oil prices fell over 11% during the past year and the gathering & processing sector underperformed as a result.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2018

The Fund did not participate in any initial public offering of an MLP for the 12-month period ended November 30, 2018. The Fund purchased shares of Altus Midstream Company in a private transaction. These shares were unregistered as of the end of the period and are considered an illiquid security.
What were some of the leading contributors to, and detractors from, performance?
The largest contributor to performance during the period was Energy Transfer, LP. Energy Transfer was acquired by its general partner during the period in a transaction to eliminate the incentive distribution rights, the means by which the MLP paid considerable amounts of cash flow up to the general partner. Another acquisition target, Williams Partners, LP, was the second largest contributor to performance last year.
Two of the largest detractors from performance were TC Pipelines, LP and Enbridge Energy Partners, LP. Both of these MLPs own FERC regulated pipelines and were impacted by the FERC policy change in March. The Fund was overweight these positions because of their high-quality assets, but the structure of the companies proved more important than the underlying infrastructure they owned.
What is the current outlook for the MLP market?
The MLP market exited the year with strong fundamentals and valuations that are more attractive than on average. We expect that MLP distributions will begin to rise in the first half of 2019 and we believe that will serve as the catalyst for investors to have restored faith in MLP distributions. As trust in the stability of MLP distributions grows, the MLP market should gradually revalue higher.
MLPs were being tax loss sold as we ended the Fund's tax year. We expect this selling pressure to end shortly as individual investors enter a new tax year. From this weakness, we think it is possible for MLP fund flows to revert to positive as investors identify energy as an interesting value play. Although at the lower end of our expected range of $50-$70 per barrel, crude oil is priced high enough for producers to produce and low enough to incent demand. Recent actions by producing nations outside the U.S. suggest that the crude market may balance itself in 2019. If this happens crude oil could move higher, but that is not a requirement for MLPs to perform well going forward.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2018

Index Definition:
Index is unmanaged and it is not possible to invest directly in an index.
The Alerian MLP Index is a composite of the 50 most prominent energy MLPs and is calculated by Alerian using a float-adjusted, capitalization-weighted methodology.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass.
These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the Fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.
Please see guggenheiminvestments.com/fmo for a detailed discussion of the Fund's risks and other considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 11

FUND SUMMARY (Unaudited)	November 30, 2018

Fund Statistics
Share Price	$9.81
Net Asset Value	$10.58
Discount to NAV	-7.28%
Net Assets ($000)	$375,079

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED NOVEMBER 30, 2018
	One	Three	Five	Ten
	Year	Year	Year	Year
Fiduciary/Claymore Energy
Infrastructure Fund
NAV	2.13%	(0.90%)	(6.37%)	8.02%
Market	(0.69%)	1.33%	(7.93%)	7.80%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense (benefit). For the most recent month-end performance figures, please visit guggenheiminvestments.com/fmo. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when sold, may be worth more or less than their original cost.

12 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	November 30, 2018

Portfolio Breakdown	% of Net Assets
Diversified Infrastructure	57.0%
Midstream Oil	44.9%
Gathering & Processing	36.3%
Midstream Natural Gas	26.1%
Marine Transportation	3.3%
Other Energy Infrastructure	1.6%
Total Long-Term Investments	169.2%
Money Market Fund	0.6%
Total Investments	169.8%
Other Assets & Liabilities, net	(69.8%)
Net Assets	100.0%

Portfolio breakdown is subject to change daily. For more information please visit guggenheiminvestments.com/fmo. The above summary is provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	November 30, 2018

All or a portion of the above distributions may be characterized as return of capital. For the year ended November 30, 2018, approximately 74% of the distributions were characterized as return of capital and approximately 26% were characterized as ordinary dividends. The final determination of the tax character of the distributions paid by the Fund in 2018 will be reported to shareholders in January 2019.

14 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS		November 30, 2018

	Shares	Value

COMMON STOCKS† – 5.4%
Gathering & Processing – 5.4%
Targa Resources Corp.[1]	320,920	$ 14,322,660
Altus Midstream PIPE*,††,2,3	775,300	5,941,558
Total Gathering & Processing		20,264,218
Total Common Stocks
(Cost $22,747,999)		20,264,218

MASTER LIMITED PARTNERSHIPS AND RELATED ENTITIES† – 163.8%

Diversified Infrastructure – 57.0%
Energy Transfer Partners, LP1	4,245,814	61,861,510
Andeavor Logistics, LP1	1,238,215	46,210,184
MPLX, LP1	1,119,589	37,091,983
Enterprise Products Partners, LP1	1,349,419	35,422,249
Enbridge Energy Partners, LP1	3,077,585	33,453,349
Total Diversified Infrastructure		214,039,275

Midstream Oil – 44.9%
Magellan Midstream Partners, LP1	861,877	52,126,321
Plains All American Pipeline, LP1	1,396,932	32,171,344
Genesis Energy, LP1	1,077,225	23,752,811
NGL Energy Partners, LP1	1,880,120	17,447,514
Holly Energy Partners, LP1	514,900	14,484,137
Delek Logistics Partners, LP1	457,915	13,957,249
Phillips 66 Partners, LP	143,220	6,717,018
USD Partners, LP1	568,625	5,964,876
PBF Logistics, LP	87,085	1,748,667
Total Midstream Oil		168,369,937

Gathering & Processing – 30.9%
DCP Midstream, LP1	1,756,289	59,854,329
EnLink Midstream Partners, LP1	3,413,750	45,163,913
Western Gas Partners, LP	244,640	10,871,802
Total Gathering & Processing		115,890,044

Midstream Natural Gas – 26.1%
Enable Midstream Partners, LP1	2,613,170	34,859,688
Tallgrass Energy Partners, LP1	1,547,770	33,060,367
Crestwood Equity Partners, LP1	1,005,335	29,858,450
Total Midstream Natural Gas		97,778,505

Marine Transportation – 3.3%
KNOT Offshore Partners, LP1	612,535	12,275,201

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS continued		November 30, 2018

	Shares	Value
Other Energy Infrastructure – 1.6%
Sunoco, LP	133,015	$ 3,719,099
Martin Midstream Partners, LP	218,800	2,321,468
Total Other Energy Infrastructure		6,040,567
Total Master Limited Partnerships and Related Entities
(Cost $438,614,144)		614,393,529

MONEY MARKET FUND† – 0.6%
Dreyfus Treasury & Agency Cash Management Fund – Institutional Shares 2.13%[4]	2,352,779	2,352,779
Total Money Market Fund
(Cost $2,352,779)		2,352,779
Total Investments – 169.8%
(Cost $463,714,922)		$ 637,010,526
Other Assets & Liabilities, net – (69.8)%		(261,931,914)
Total Net Assets – 100.0%		$ 375,078,612

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or a portion of these securities have been physically segregated and pledged as collateral. As of
November 30, 2018, the total amount segregated was $533,586,994, of which $278,545,099 is related to the outstanding line of credit and $255,041,895 is related to reverse repurchase agreements.
2	Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2018, restricted securities aggregate market value amounts to
$5,941,558 or 1.6% of total net assets — See Note 9.
3	Security was fair valued by the Valuation Committee at November 30, 2018. The total market value of fair valued securities amounts to $5,941,558 (cost $7,753,000) or 1.6% of total net assets.
4	Rate indicated is the 7-day yield as of November 30, 2018.
PIPE Private Investment in Public Equity.

See notes to financial statements.

16 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	November 30, 2018

The following table summarizes the inputs used to value the Fund's investments at November 30, 2018 (See Note 4 in the Notes to Financial Statements):
		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$ 14,322,660	$ 5,941,558	$ —	$ 20,264,218
Master Limited Partnerships
and Related Entities	614,393,529	—	—	614,393,529
Money Market Fund	2,352,779	—	—	2,352,779
Total Assets	$ 631,068,968	$ 5,941,558	$ —	$ 637,010,526

Please refer to the detailed portfolio for a breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of November 30, 2018, reverse repurchase agreements of $110,022,062 are categorized as Level 2 within the disclosure hierarchy — See Note 5.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the year ended November 30, 2018, there were no transfers between levels.
See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 17

STATEMENT OF ASSETS AND LIABILITIES	November 30, 2018

ASSETS:
Investments in securities, at value (cost $463,714,922)	$637,010,526
Cash	723,089
Current tax receivable	10,352,866
Interest receivable	15,029
Prepaid expenses	8,366
Total assets	648,109,876
LIABILITIES:
Borrowings	118,000,000
Reverse repurchase agreements (Note 5)	110,022,062
Interest due on borrowings	27,809
Payable for:
Net deferred tax	44,116,191
Investment advisory fees	508,740
Professional fees	185,595
Offering costs	124,746
Trustees' fees and expenses*	12,730
Other fees and expenses	33,391
Total liabilities	273,031,264
NET ASSETS	$375,078,612
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 35,440,768 shares issued and outstanding	354,408
Additional paid-in capital	155,191,361
Total distributable earnings (loss)	219,532,843
NET ASSETS	$375,078,612
Shares outstanding ($0.01 par value with unlimited amount authorized)	35,440,768
Net asset value	$10.58

* Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

18 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	November 30, 2018
For the year ended November 30, 2018

INVESTMENT INCOME:
Interest	$87,432
Distributions from master limited partnerships	62,141,081
Less: Return of capital distributions	(56,752,238)
Less: Distributions classified as realized gains	(1,744,577)
Total investment income	3,731,698
EXPENSES:
Interest expense	7,229,892
Investment advisory fees	6,691,471
Professional fees	299,051
Administration fees	140,372
Fund accounting fees	122,013
Trustees' fees and expenses*	119,862
Printing fees	77,538
Registration and filings	36,582
Custodian fees	23,343
Transfer agent fees	19,536
Insurance	13,441
Other fees	3,347
Total expenses	14,776,448
Advisory fees waived	(6,811)
Net expenses	14,769,637
Net investment loss before taxes	(11,037,939)
Current tax benefit (expense)	570,841
Deferred tax benefit (expense)	2,040,998
Net investment loss	(8,426,100)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments before taxes	44,069,204
Current tax benefit (expense)	(2,279,095)
Deferred tax benefit (expense)	(8,148,725)
Net realized gain	33,641,384
Net change in unrealized appreciation (depreciation) on:
Investments before taxes	(66,362,530)
Current tax benefit (expense)	11,723,091
Deferred tax benefit (expense)	41,914,986
Net change in unrealized appreciation (depreciation)	(12,724,453)
Net realized and unrealized gain	20,916,931
Net increase in net assets resulting from operations	$12,490,831
* Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 19

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2018

	Year Ended	Year Ended
	November 30, 2018	November 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(8,426,100)	$(4,684,847)
Net realized gain (loss) on investments	33,641,384	(3,353,849)
Net change in unrealized appreciation (depreciation)
on investments	(12,724,453)	(42,386,822)
Net increase (decrease) in net assets resulting from operations	12,490,831	(50,425,518)
Return of capital to Common Shareholders – See Note 2(c)	(49,585,756)	(59,663,571)
SHAREHOLDER TRANSACTIONS:
Net proceeds from common shares issued through
at-the-market offerings	—	20,979,516
Shares issued through dividend reinvestments	979,205	3,601,195
Common share offering costs charged to paid-in capital	—	(127,792)
Net increase in net assets resulting from shareholder transactions	979,205	24,452,919
Net decrease in net assets	(36,115,720)	(85,636,170)
NET ASSETS:
Beginning of year	411,194,332	496,830,502
End of year	$375,078,612	$411,194,332

See notes to financial statements.

20 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	November 30, 2018
For the Year Ended November 30, 2018

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$12,490,831
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating Activities:
Net change in unrealized (appreciation) depreciation on investments before taxes	66,362,530
Net realized gain on investments before taxes	(44,069,204)
Purchase of long-term investments	(314,746,944)
Proceeds from sale of long-term investments	291,620,088
Net proceeds from sale of short-term investments	1,949,566
Return of capital distributions received from investee companies	56,752,238
Distributions classified as realized gains from investee companies	1,744,577
Decrease in current tax receivable	9,423,616
Decrease in investments sold receivable	4,809,137
Increase in prepaid expenses	(713)
Increase in interest receivable	(10,502)
Decrease in net deferred tax liability	(36,334,639)
Decrease in professional fees payable	(127,530)
Decrease in interest due on borrowings	(225,468)
Increase in investment advisory fees payable	21,488
Increase in trustees' fees and expenses payable	12,342
Decrease in other fees and expenses payable	(11,818)
Net Cash Provided by Operating Activities	$49,659,595
Cash Flows From Financing Activities:
Distributions to common shareholders	(48,606,551)
Decrease in offering costs payable	(121,802)
Payments made on reverse repurchase agreements	(208,153)
Net Cash Used by Financing Activities	(48,936,506)
Net increase in cash	723,089
Cash at Beginning of Period	—
Cash at End of Period	$723,089
Supplemental Disclosure of Cash Flow Information: Cash paid during the year for interest	$7,663,513
Supplemental Disclosure of Cash Flow Information: Taxes paid during the year	$17,000
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$979,205
Supplemental Disclosure of Non Cash Financing Activity: In kind stock dividends
received during the year	$—

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 21

FINANCIAL HIGHLIGHTS	November 30, 2018

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of period	$ 11.63	$ 14.76	$ 15.74	$ 26.73	$ 24.60
Income from investment operations:
Net investment income (loss)(a)(b)	(0.24)	(0.14)	(0.14)	(0.11)	(0.25)
Net gain (loss) on investments (realized and unrealized)(b)	0.59	(1.27)	0.88	(9.17)	4.06
Total from investment operations	0.35	(1.41)	0.74	(9.28)	3.81
Common shares' offering expenses charged to paid-in capital	(0.00)	(0.00)*	(0.00)	(0.00)*	(0.00)*
Less distributions from:
Return of capital(c)	(1.40)	(1.72)	(1.72)	(1.71)	(1.68)
Net asset value, end of period	$ 10.58	$ 11.63	$ 14.76	$ 15.74	$ 26.73
Market value, end of period	$ 9.81	$ 11.12	$ 14.82	$ 13.76	$ 27.51
Total Return(d)
Net asset value	2.13%	(10.38%)	6.32%	(36.06%)	15.61%
Market value	(0.69%)	(14.68%)	22.79%	(45.44%)	16.58%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 375,079	$ 411,194	$ 496,831	$ 528,392	$ 891,626
Ratio of net expenses to average net assets:
Including current and deferred income tax	(7.04%)	(4.74%)	5.05%	(23.57%)	10.58%
Excluding current and deferred income tax(e)	3.35%	2.55%	2.27%	2.01%	1.79%
Ratios of net investment income (loss) to average net assets:
Including current and deferred income tax	7.88%	5.63%	(4.34%)	24.80%	(10.33%)
Excluding current and deferred income tax	(2.50%)	(1.65%)	(1.56%)	(0.78%)	(1.54%)
Portfolio turnover rate	41%	20%	24%	17%	8%

22 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2018

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014
Senior Indebtedness
Borrowings-committed facility agreement (in thousands)	$ 118,000	$ 118,000	$ 183,000	$ 263,000	$ 290,000
Asset coverage per $1,000 of borrowings(f)	$ 4,179	$ 4,485	$ 3,715	$ 3,009	$ 4,075
Supplemental asset coverage per $1,000 of borrowings(g)	$ 5,111	$ 5,417	$ 3,715	$ 3,009	$ 4,075

*	Less than $0.005.
(a)	Based on average shares outstanding during the period.
(b)
The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements for additional information.

(c)
For the years ended November 30, 2018, 2017, 2016, 2015 and 2014 approximately $0.37, $0.00, $0.00, $1.36 and $1.23 per common share represents qualified dividend income for federal income tax purposes, respectively. The remaining distributions represent return of capital for federal income tax purposes. For GAAP purposes, all of the distributions were considered return of capital. See Note 2(c) of the Notes to Financial Statements for additional information.

(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(e)	Excluding current and deferred income taxes and interest expense, the net operating expense ratio for the years ended November 30 would be:

2018	2017	2016	2015	2014
1.71%	1.61%	1.60%	1.53%	1.42%

(f)	Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the borrowings.
(g)	Calculated by subtracting the Fund's total liabilities (not including the borrowings or reverse repurchase agreements) from the Fund's total assets and dividing by the borrowings.
See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 23

NOTES TO FINANCIAL STATEMENTS	November 30, 2018

Note 1 – Organization:
Fiduciary/Claymore Energy Infrastructure Fund, formerly the Fiduciary/Claymore MLP Opportunity Fund (the "Fund") was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").
The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and other energy infrastructure companies. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will be return of capital. To the extent that the Fund increases its investments in non-MLP energy infrastructure companies, a greater portion of the distributions the Fund receives may consist of taxable income. While the Fund will generally seek to maximize the portion of the Fund's distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. There can be no assurance that the Fund will achieve its investment objective.
Note 2 – Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the "Board") has adopted policies and procedures for the valuation of the Fund's investments (the "Valuation Procedures"). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim's investment management, fund administration, legal and compliance departments (the "Valuation Committee"), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund's securities and/or other assets.
Valuations of the Fund's securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

24 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2018

Equity securities listed on an exchange (New York Stock Exchange ("NYSE") or American Stock Exchange) are valued at the last quoted sales price as of the close of U.S. business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.
Investments for which market quotations are not readily available are fair valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC ("GFIA" or the "Adviser"), subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security's (or asset's or liability's) "fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.
Investment professionals from Advisory Research, Inc. ("ARI" or the "Sub-Adviser") prepare preliminary valuations based on their evaluation of financial data, company specific developments, market valuations of comparable companies, market information and other factors. These preliminary valuations are reviewed by the Valuation Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and return of capital distributions are recorded on the ex-dividend date. Return of capital distributions received by the Fund are recorded as a reduction to the cost basis for the specific security. Interest income including the amortization of premiums and accretion of discount is accrued daily.
The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund's characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.
For the year ended November 30, 2018, the Fund estimated 91.3% of its distributions from MLPs as return of capital, 2.8% of its distributions from MLPs as realized gains and 5.9% of its distributions as investment income, which is reflected in the Statement of Operations.
(c) Distributions to Shareholders
The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with U.S. GAAP which may differ from their ultimate characterization for federal income tax purposes. A distribution may be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2018

determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund's accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV.
For the year ended November 30, 2018, approximately 26% of the distributions were considered qualified dividend income and approximately 74% were considered return of capital for federal income tax purposes.
The final tax character of the distributions were as follows:

	2018	2017
Dividend Income	$13,041,054	$–
Tax return of capital	36,544,702	59,663,571
Total	$49,585,756	$59,663,571

On a U.S. GAAP basis, the source of the Fund's distributions to shareholders for the years ended November 30, 2018 and 2017 was paid-in capital.
(d) Indemnifications
Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of ARI, provides personnel including certain officers required for its administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund's Board and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees (if any) of the Fund who are ARI's affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund's total assets minus the sum of its accrued

26 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2018

liabilities. Total assets means all of the Fund's assets and is not limited to its investment securities. Accrued liabilities means all of the Fund's liabilities other than borrowings for investment purposes.
Certain officers of the Fund may also be officers, directors and/or employees of the Adviser or Sub-Adviser. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
GFIA engages external service providers to perform other necessary services for the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.
The Adviser and Sub-Adviser agreed to waive the advisory fees on all shares issued pursuant to the Fund's shelf registration for the first three months those shares are outstanding and waive half the advisory fees on those shares for the next three months. Advisory fees of $6,811, of which $3,406 was waived by the Sub-Adviser, were waived for the year ended November 30, 2018. See Note 10 for additional information regarding offerings of shares pursuant to the Fund's shelf registration statement.
MUFG Investor Services (US), LLC ("MUIS") acts as the Fund's administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Fund's securities and cash. The Bank of New York ("BNY") acts as the Fund's custodian. As custodian, BNY is responsible for the custody of the Fund's assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund's average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 4 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund's investments. When values are not available from a pricing service, they will be determined under the valuation policies that

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2018

have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury Securities, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. For the year ended November 30, 2018, the average daily balance for which reverse repurchase agreements were outstanding amounted to $110,000,000. The weighted average interest rate was 3.14%. As of November 30, 2018, there was $110,022,062 in reverse repurchase agreements outstanding.
The following table presents secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP:
Net Amount
		Gross Amounts	of Liabilities	Gross Amounts Not
	Gross	Offset in the	Presented on the	Offset in the Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral	Net
Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Reverse Repurchase
Agreements	$ 110,022,062	$ —	$ 110,022,062	$(110,022,062)	$ —	$ —

As of November 30, 2018, the Fund had the following outstanding reverse repurchase agreements:
Counterparty	Interest Rate	Maturity Date	Face Value
BNP Paribas	3.50%* (1 Month	Open Maturity	$ 110,022,062
USD Libor + 1.15%)
* Variable rate. Rate indicated is the rate effective at November 30, 2018.

28 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2018

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2018, aggregated by asset class of the related collateral pledged by the Fund:
	Overnight and			Greater than
	Continuous	Up to 30 days	31-90 days	90 days	Total
Master Limited Partnerships
and Related Entities	$ 110,022,062	$ —	$ —	$ —	$ 110,022,062
Gross amount of recognized
liabilities for reverse
repurchase agreements	$ 110,022,062	$ —	$ —	$ —	$ 110,022,062

There is no guarantee that the Fund's leverage strategy will be successful. The Fund's use of leverage may cause the Fund's NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 6 – Borrowings
On September 30, 2008, the Fund entered into a credit facility agreement with an approved counterparty. The interest on the amount borrowed is based on 3-month LIBOR plus 0.95%. Effective June 5, 2014, the maximum commitment under the credit facility agreement was increased to $325,000,000. As of November 30, 2018, the amount outstanding in connection with the Fund's credit facility was $118,000,000. As of November 30, 2018, securities with a market value of $278,545,099 have been segregated and pledged as collateral for the credit facility.
The average daily amount of borrowings on the credit facility during the year ended November 30, 2018, was $118,000,000 with a related weighted average interest rate of 3.20%. The maximum amount outstanding during the year ended November 30, 2018, was $118,000,000.
Note 7 – Federal Income Tax Information
The Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the 21% rate applicable to corporations. In addition, as a regular corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The amount which the Fund is required to pay for U.S. corporate income tax could materially reduce the Fund's cash available to make distributions on Common Shares.
As of November 30, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:
	Gross Tax	Gross Tax	Net Tax
Cost of Investments	Unrealized	Unrealized	Unrealized
for Tax Purposes	Appreciation	Depreciation	Appreciation
$ 418,627,208	$ 237,838,969	$ (19,455,651)	$ 218,383,318

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2018

The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC 740, Income Taxes, ("ASC 740") that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.
The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.
The Fund's income tax provision consists of the following:
Current federal income tax benefit	$ 9,291,871
Current state income tax benefit	722,966
Deferred federal income tax benefit	35,383,612
Deferred state income tax benefit	423,647
Total current and deferred tax benefit	$ 45,822,096

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized gains and unrealized appreciation before taxes as follows:
		Rate
Application of statutory income tax rate	$ (7,395,888)	(22.19%)
State income taxes	(999,162)	(3.00%)
Permanent differences and other	(37,427,046)	(112.28%)
Total	$ (45,822,096)	(137.47%)

The effective federal statutory income tax rate for the Fund of 22.19% reflects that a portion of the Fund's current fiscal period was subject to the 35% rate in effect prior to the Tax Cuts and Jobs Act taking effect.
Permanent differences primarily represent the dividend received deduction and foreign tax credits.
Other differences primarily represent the benefit the Fund recognized due to the Tax Cuts and Jobs Act.

30 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2018

Components of the Fund's deferred tax assets and liabilities as of November 30, 2018, are as follows:
Deferred tax assets:
Deferred tax benefit on capital loss carryover, net operating losses and various tax credits	$7,754,510
Deferred tax liabilities:
Deferred tax on unrealized gain on investments	(51,870,701)
Net deferred tax liability	$(44,116,191)

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions taken or expected to be taken in the course of preparing the Fund's tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 8 – Investments in Securities
For the year ended November 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were $314,746,944 and $291,620,088, respectively.
Note 9 – Restricted Securities
The security below is considered restricted under guidelines established by the Board.
Restricted Security	Acquisition Date	Cost	Value
Altus Midstream PIPE*,1	11/09/18	$7,753,000	$5,941,558

*	Non-income security.
1	Security was fair valued by the Valuation Committee at November 30, 2018. The total market value of fair valued securities amounts to $5,941,558 (cost $7,753,000) or 1.6% of total net assets.
Note 10 – Capital

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 35,440,768 issued and outstanding.
Transactions in common shares were as follows:
	Year Ended	Year Ended
	November 30, 2018	November 30, 2017
Beginning Shares	35,359,842	33,651,772
Shares issued through dividend reinvestment	80,926	260,325
Common shares issued through at-the-market offering	—	1,447,745
Common shares issued through overnight offering	—	—
Ending shares	35,440,768	35,359,842

On May 6, 2011, the Fund's shelf registration allowing for delayed or continuous offering of additional shares became effective and on April 20, 2012 a post-effective amendment thereto became effective. The shelf registration statement allowed for the issuance of up to an additional $218,859,845 of common shares. On December 16, 2011, the Fund entered into an at-the-market

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 31

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2018

offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell 10,165,343 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. On June 20, 2013, the Fund's new shelf registration statement allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allowed for the issuance of up to an additional $268,593,405 of common shares. On July 3, 2013, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell up to 4,408,676 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. On December 7, 2016, the Fund's new shelf registration statement allowing for delayed or continuous offering of additional shares became effective. On February 28, 2017, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell 4,750,000 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. Under these sales agreements, no shares were issued during the year ended November 30, 2018 and 1,447,745 shares were issued during the year ended November 30, 2017. The Adviser paid the costs associated with the offerings of shares and was reimbursed by the Fund up to 0.60% of the public offering price of each share sold under these offerings, not to exceed actual offering costs incurred. For the years ended November 30, 2018 and 2017, the Fund reimbursed the Adviser $121,802 and $143,047, respectively, for offering costs associated with these offerings, and will be responsible for additional offering costs in the future up to the 0.60% cap.
Note 11 – Concentration of Risk
Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.
An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.
Note 12 – Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

32 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2018

As of November 30, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund's financial statements and related disclosures nor did it impact the Fund's net assets or results of operations.
Note 13 – Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the "ASU") which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.
Note 14 – Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund's financial statements.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	November 30, 2018

To the Shareholders and the Board of Trustees of
Fiduciary/Claymore Energy Infrastructure Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Fiduciary/Claymore Energy Infrastructure Fund (the "Fund"), including the schedule of investments, as of November 30, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S.  federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatements of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Guggenheim investment companies since 1979.
Tysons, Virginia
January 25, 2019

34 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited)	November 30, 2018

Federal Income Tax Information
In January 2019, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2018.
Trustees
The Trustees of the Fiduciary/Claymore Energy Infrastructure Fund and their principal business occupations during the past five years:
	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2004	Current: Private Investor (2001-present).	49	Current: Trustee, Purpose Investments
(1951)					Funds (2013-present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
			President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
			Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Grade Municipal Fund (2003-2016).
Donald A.	Trustee and	Since 2014	Current: Retired.	48	Former: Midland Care, Inc.
Chubb, Jr.	Chairman of				(2011-2016).
(1946)	the Valuation		Former: Business broker and manager of commercial real estate,
	Oversight		Griffith & Blair, Inc. (1997-2017).
Committee
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust
(1946)	Chairman of				(2000-present).
the Audit
	Committee				Former: Westar Energy, Inc.
(2004-2018)
Roman	Trustee and	Since 2011	Current: Founder and Managing Partner, Roman Friedrich & Company	48	Current: Zincore Metals, Inc.
Friedrich III	Chairman of		(1998-present).		(2009-present).
(1946)	the Contracts
Review
Committee

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 35

OTHER INFORMATION (Unaudited) continued	November 30, 2018

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald A. Nyberg	Trustee and	Since 2004	Current: Partner, Momkus LLC (2016-present).	49	Current: PPM Funds (February 2018-
(1953)	Chairman of				present); Edward-Elmhurst Healthcare
	the Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		System (2012-present); Western Asset
	and Governance		General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).		Inflation-Linked Opportunities &
	Committee				Income Fund (2004-present); Western
Asset Inflation-Linked Income Fund
(2003-present).

Former: Managed Duration Investment
Grade Municipal Fund (2003-2016).
Maynard F.	Trustee	Since 2014	Current: Retired.	48	Current: Defense Orientation
Oliverius					Conference Association (January 2019-
(1943)			Former: President and Chief Executive Officer, Stormont-Vail HealthCare		present); Robert J. Dole Institute of
			(1996-2012).		Politics (2016-present); University of
Minnesota MHA Alumni Philanthropy
Committee (2009-present); Fort Hays
State University Foundation (1999-
present).

Former: Stormont-Vail Foundation
(2013-2018); Topeka Community
Foundation (2009-2014).
Ronald E.	Trustee and	Since 2004	Current: Portfolio Consultant (2010-present); Member, Governing Council,	48	Current: Western Asset Inflation-Linked
Toupin, Jr.	Chairman of		Independent Directors Council (2013-present); Governor, Board of Governors,		Opportunities & Income Fund (2004-
(1958)	the Board		Investment Company Institute (2016-2018).		present); Western Asset Inflation-Linked
Income Fund (2003-present).
Former: Member, Executive Committee, Independent Directors Council
			(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Former: Managed Duration Investment
			Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.		Grade Municipal Fund (2003-2016);
			(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts		Bennett Group of Funds (2011-2013).
(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen
Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

36 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2018

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee***	Trustee,	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	157	None.
(1961)	Vice President	(Trustee)	(2018-present); President and Chief Executive Officer (2017-present)
	and Chief		and Chief Legal Officer, certain other funds in the Fund Complex
	Legal Officer	Since 2014	(2014-present); Senior Managing Director, Guggenheim Investments
		(Chief Legal	(2012-present); Vice President, certain other funds in the Fund Complex
		Officer)	(2007-present);

		Since 2012	Former: President and Chief Executive Officer (2017-2018); Vice President,
		(Vice President)	Associate General Counsel and Assistant Secretary, Security Benefit Life
Insurance Company and Security Benefit Corporation (2004-2012).

*   The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**  Each Trustee serves an indefinite term, until his or her successor is duly elected and qualified.
—  Messrs. Oliverius, Toupin and Ms. Lee are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund's annual meeting of shareholders for the fiscal year ended May 31, 2019.
—  Messrs. Barnes and Chubb are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund's annual meeting of shareholders for the fiscal year ended May 31, 2020.
—  Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund's annual meeting of shareholders for the fiscal year ended May 31, 2021.
***  This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of her position with the Fund's Adviser and/or the parent of the Adviser.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 37

OTHER INFORMATION (Unaudited) continued	November 30, 2018

OFFICERS
The Officers of the Fiduciary/Claymore Energy Infrastructure Fund, who are not Trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of	Principal Occupations
and Year of Birth	Trust	Time Served**	During Past Five Years
Officers:
Brian E. Binder	President	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer,
(1972)	and Chief		Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative
	Executive Officer		Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M.	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
Catalucci	Compliance		(2014-present).
(1966)	Officer
Former: AML Officer, certain funds in the Fund Complex (2016-2017). Chief Compliance Officer and Secretary, certain other funds in the Fund
Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011). AML Officer, certain funds in the Fund
Complex (2016-2017).
James M. Howley	Assistant	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Keith D. Kemp	Assistant	Since 2016	Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim
(1960)	Treasurer		Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value,
LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital
Investment Management (2007-2009).
Mark E. Mathiasen	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)

38 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2018

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of	Principal Occupations
and Year of Birth	Trust	Time Served**	During Past Five Years
Officers continued:
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)	Secretary
Adam J. Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
(1979)	Treasurer
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2010	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Financial		Managing Director, Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Officer and		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief
	Treasurer		Financial Officer and Treasurer, Van Kampen Funds (1996-2004).
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 39

OTHER INFORMATION (Unaudited) continued	November 30, 2018

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

40 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2018

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the "Plan Administrator"), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 41

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2018

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

42 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

FUND INFORMATION	November 30, 2018

Board of Trustees
Randall C. Barnes
Donald A. Chubb, Jr.
Jerry B. Farley
Roman Friedrich III
Amy J. Lee*
Ronald A. Nyberg
Maynard F. Oliverius
Ronald E. Toupin, Jr.,
Chairman
* This Trustee is an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) ("Interested Trustee") of the Fund because of her affiliation with Guggenheim Investments.
Principal Executive Officers
Brian E. Binder
President and Chief Executive Officer
Joanna M. Catalucci
Chief Compliance Officer
Amy J. Lee
Vice President and Chief Legal Officer
Mark E. Mathiasen
Secretary
John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer
Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL
Investment Sub-Adviser
Advisory Research, Inc.
St. Louis, MO
Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD
Custodian
The Bank of New York Mellon Corp.
New York, NY
Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom LLP
New York, NY
Independent Registered Public Accounting Firm
Ernst & Young LLP
Tysons, VA

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 43

FUND INFORMATION continued	November 30, 2018

Privacy Principles of Fiduciary/Claymore Energy Infrastructure Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Fiduciary/Claymore Energy Infrastructure Fund?
• If your shares are held in a Brokerage Account, contact your Broker.
• If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor
This report is sent to shareholders of Fiduciary/Claymore Energy Infrastructure Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund's website at guggenheiminvestments.com/fmo or by accessing the Fund's Form N-PX on the U.S. Securities and Exchange Commission's (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or at guggenheiminvestments.com/fmo. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

44 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

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ABOUT THE FUND MANAGERS

Advisory Research, Inc.
Advisory Research, Inc., a registered investment adviser, is a wholly-owned subsidiary of Piper Jaffray Companies. As of November 30, 2018, the MLP & Energy Infrastructure team ("MLP Team") at Advisory Research, Inc. managed approximately $3.5 billion in MLP and energy infrastructure assets for open and closed end mutual funds, public and corporate pension plans, foundations and private wealth individuals.
Investment Philosophy
The MLP team's investment philosophy is based on our belief that strategy dominates tactics. It is our expectation that a portfolio incorporating a well-founded top-down strategy, rigorous quantitative analysis, and strong fundamental research increases the probability of generating excess return relative to the benchmark. To manage risks in our portfolios, we limit concentration and generally exclude those issues that we believe to be of lower quality, and thus higher risk.
Our style is best described as a core, risk-aware approach with a bias over the long term towards higher-quality, higher-growth, and smaller capitalization MLPs and energy infrastructure companies.
Investment Process
The MLP Team seeks to achieve the Fund's investment objective by investing primarily in securities of energy infrastructure MLP (Master Limited Partnership) entities and other energy infrastructure companies that the MLP Team believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, the MLP Team looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs the MLP Team top-down process which considers a combination of quantitative, qualitative and relative value factors. The MLP Team emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company's proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

Advisory Research, Inc. 8235 Forsyth Boulevard Suite 700 St. Louis, MO 63105	Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606 Member FINRA/SIPC (01/19)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-FMO-AR-1118

Item 2.  Code of Ethics.
(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) No information need be disclosed pursuant to this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f)           (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley.  Dr. Farley is an “independent” Trustee as defined in this Item 3 of Form N-CSR. Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $50,128 and $50,331 for the fiscal years ending November 30, 2018, and November 30, 2017, respectively.
(b) Audit-Related Fees:  the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, were $24,000 and $0 for the fiscal years ending November 30, 2018, and November 30, 2017, respectively.
The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $156,241 and $145,795 for the fiscal years ending November 30, 2018, and November 30, 2017, respectively.

The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ending November 30, 2018, and November 30, 2017, respectively.

The registrant’s principal accountant did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(e) Audit Committee Pre-Approval Policies and Procedures.
(i) The  Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures: (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the registrant’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.
V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes
•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources

o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(ii)	None of the services described in each of Items 4(b) through Item 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $180,241 and $145,795 for the fiscal years ending November 30, 2018 and November 30, 2017, respectively.
(h) Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of:  Randall C. Barnes, Roman Friedrich III, Ronald A. Nyberg, Donald A. Chubb, Jerry B. Farley, Maynard F. Oliverius, and Ronald E. Toupin, Jr.

(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Advisory Research, Inc. (“ARI” or the "Sub-Adviser”).  The Proxy Voting Policies and Procedures of the Sub-Adviser (the “Proxy Voting Policies”) are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a) (1) James J. Cunnane, Jr. and Quinn T. Kiley are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the portfolio managers as of November 30, 2018:

Name	Since	Professional Experience
James J. Cunnane Jr., CFA	2004
Mr. Cunnane is a Managing Director and Chief Investment Officer of the Advisory Research MLP & Energy Infrastructure team.  He oversees the firm’s MLP and energy infrastructure product lines and chairs the Risk Management Committee.  He joined the MLP team in 1996 and currently serves as a portfolio manager for the team’s MLP & Energy Infrastructure accounts.  Mr. Cunnane holds a B.S. in finance from Indiana University and is a Chartered Financial Analyst (CFA®) charterholder.  He serves as an independent trustee to several institutional investment plans and is a member of the Board of Directors of St. Patrick’s Center.

Quinn T. Kiley	2008
Mr. Kiley is a Managing Director and a Senior Portfolio Manager of the Advisory Research MLP & Energy Infrastructure team. His responsibilities include portfolio management of various energy infrastructure assets and oversight of the energy infrastructure research process.   He joined the MLP team in 2005.  Prior to that, Mr. Kiley served as Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors.  Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar. He serves on the finance committee of Rossman School and the Magic House.

 (a) (2) (i-iii) Other accounts managed.  The following summarizes information regarding each of the other accounts managed by the Portfolio Manager as of November 30, 2018:
Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

James J. Cunnane, Jr.	Registered Investment Companies:	5	$1,864 mil	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	337	$964 mil	0	$0

Quinn T. Kiley	Registered Investment Companies:	5	$1,864 mil	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	337	$964 mil	0	$0

(a) (2) (iv) Conflicts of Interest.
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. ARI seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager’s focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the registrant.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the MLP Team and the registrant have adopted procedures for allocating portfolio transactions across multiple accounts.  With respect to securities transactions for the funds, the MLP Team determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other funds for which the MLP Team acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the MLP Team may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the registrant or other account(s) involved.
The MLP Team and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
 (a) (3) Compensation Structure. The primary portfolio manager’s compensation consists of the following elements:
Each portfolio manager is paid a competitive salary and an annual bonus from a formula-based incentive pool created for the investment team.  In addition to the salary and bonus paid, each portfolio manager is offered a comprehensive and competitive benefits program.
Investment team incentive compensation is tied to net revenue generated by the team’s products and not to the performance of the investment strategy employed for the Funds or other clients of the team.   Advisory Research performs regular assessments of our compensation plans and employees benefits to ensure we are competitive with the industry.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of November 30, 2018:
Name of Portfolio Manager	Dollar Range of Equity Securities in Registrant
James J. Cunnane, Jr.	$100,001-$500,000
Quinn T. Kiley	$100,001-$500,000

(b) Not applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.
(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.
Item 13.  Exhibits.
(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)  Not applicable.
(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)       Advisory Research Inc. Proxy Voting Policy for the MLP & Energy Infrastructure Strategy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Fiduciary/Claymore Energy Infrastructure Fund
By:        /s/ Brian Binder
Name:   Brian Binder
Title:      President and Chief Executive Officer
Date:      February 7, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:       /s/ Brian Binder
Name:   Brian Binder
Title:     President and Chief Executive Officer
Date:     February 7, 2019
By:        /s/  John L. Sullivan
Name:   John L. Sullivan
Title:     Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:     February 7, 2019